Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

NOTE 13—DISCONTINUED OPERATIONS

Theatres are generally considered for closure due to an expiring lease term, underperformance, or the opportunity to better deploy invested capital. In 2014, 2013 and 2012, the Company closed seven, fourteen and eleven theatres, respectively. The seven closures in 2014 occurred subsequent to the adoption of ASU 2014-08 and therefore the Company did not classify any closed theatres as discontinued operations during the year ended December 31, 2014. The Company classified six closed theatres in 2013 and 2012 as discontinued operations.

All activity from prior years included in the accompanying consolidated statements of operations has been reclassified to separately reflect the results of operations from discontinued operations through the respective date of the theatre closings. Assets and liabilities associated with the discontinued operations have not been segregated from assets and liabilities from continuing operations as they are not material.

The following table sets forth the summary of activity for discontinued operations for the years ended December 31, 2014, 2013, and 2012:

	For the year ended December 31,
	2014	2013	2012
Revenue from discontinued operations	$1	$3,151	$7,895

Operating (loss) income before taxes	$(86)	$(460)	$22
Income tax benefit (expense) from discontinued operations	34	184	(7)
Gain on disposal, before taxes	—	803	1,168
Income tax expense on disposal	—	(321)	(358)

(Loss) income from discontinued operations	$(52)	$206	$825